UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2023

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Independence Boulevard, Suite 402 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below in Item 5.07, Bellerophon Therapeutics, Inc. held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company's stockholders approved an amendment and restatement of the Company’s 2015 Equity Incentive Plan (the “Incentive Plan”) to increase the number of shares available for the grant of awards by 609,985 shares. A summary of the material terms of the Incentive Plan is set forth in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 28, 2023. A copy of the Incentive Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holdings.

On June 7, 2023 at the Annual Meeting, the stockholders approved the three proposals listed below. Of the 10,449,834 shares of common stock issued, outstanding and eligible to vote as of the record date of April 21, 2023, a quorum of 6,259,184 shares, or approximately 59.9% of the eligible shares, was present in person or represented by proxy. The final results for the votes regarding each proposal are set forth in the following tables.

(a) Election of Directors. The Company's stockholders elected the following nominees to serve on the Company's board of directors for a three-year term until the Company's 2026 annual meeting of stockholders and until each of their respective successors is duly elected and qualified, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Scott Bruder	3,587,534	611,629	2,060,021
Naseem Amin	4,081,732	117,431	2,060,021
Ted Wang	4,148,353	50,810	2,060,021

(b) Ratification of the Appointment of KPMG LLP as the Independent Registered Public Accountants of the Company for the Fiscal Year Ending December 31, 2023: The Company's stockholders approved the proposal based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,211,230	46,547	1,407	0

(c) Approval of Proposed Amendment to Increase the Number of Shares Authorized for Issuance of Awards under the Company’s 2015 Equity Incentive Plan from 833,333 to 1,443,318 Shares: The Company's stockholders approved the proposal based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,492,015	695,032	12,116	2,060,021

(d) Approval by an Advisory Vote the Compensation of our Named Executive Officers: The Company's stockholders approved the proposal based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,126,877	34,582	37,704	2,060,021

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Amended and Restated 2015 Equity Incentive Plan.
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: June 9, 2023	By:	/s/ Peter Fernandes
Name: Peter Fernandes Title: Chief Executive Officer